KEMPER INCOME FUNDS
                         Kemper Diversified Income Fund
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                   Kemper Income and Capital Preservation Fund
                        SUPPLEMENT DATED JANUARY 1, 1999
                       TO PROSPECTUS DATED JANUARY 1, 1999

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A proxy statement dated October 23, 1998 (the "Proxy  Statement")  solicited the approval of the shareholders of each of the funds listed above (each a "Fund" and, collectively, the "Funds") on certain proposals, including the elimination of the shareholder approval requirement to amend investment objectives and certain investment policies (the "Proposals"). However, at the Special Meeting of Shareholders held on December 17, 1998 (the "Special Meeting"), there were insufficient votes to approve the Proposals. The Special Meeting was adjourned to January 15, 1999. The currently effective Prospectus of the Funds describes the investment objectives and investment policies as proposed to be changed. Until such time as the requisite number of shares of the Funds has been voted in favor of the Proposals, the Prospectus is revised to read as follows:

The last sentence of the first paragraph of the "Investment Objective and Principal Strategies" section for each Fund is replaced in its entirety by the following sentences:

Each Fund has adopted certain fundamental investment restrictions which are presented in the Statement of Additional Information and that, together with the investment objective and policies of a Fund (for the Kemper High Yield Opportunity Fund, however, only those policies specifically designated in the Statement of Additional Information as fundamental), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund. Policies of the Kemper High Yield Opportunity Fund that are neither designated as Fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the Fund without shareholder approval.

January 1, 1999